Exhibit 10.6.1

Confidential Treatment Requested Centrexion Therapeutics Corporation

PATENT ASSIGNMENT AND LICENSING AGREEMENT

dated

NOVEMBER 11, 2015

by and between

BOEHRINGER INGELHEIM INTERNATIONAL GMBH

hereinafter “BII”

and

CENTREXION THERAPEUTICS CORPORATION

hereinafter “CENTREXION”

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL

EXECUTION VERSION - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

LIST OF EXHIBITS

Exhibit 1.4	Assigned Patents
Exhibit 1.25	Development Compounds
Exhibit 2.1	Assignment Form
Exhibit 4.2	Development Plan

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

PATENT ASSIGNMENT AND LICENSING AGREEMENT

This Patent Assignment and Licensing Agreement (“Agreement”) is entered into on November 11, 2015 (“Effective Date”)

by and between

Boehringer Ingelheim International GmbH (“BII”), a German limited liability company, with offices at Binger Straße 173, 55216 Ingelheim am Rhein, Germany; and

Centrexion Therapeutics Corporation (“CENTREXION”), a Delaware Corporation, with offices at 509 South Exeter Street, Baltimore, Maryland 21202, U.S.A.

BII and CENTREXION may be referred to as individually a “Party”, and collectively the “Parties”.

RECITALS

WHEREAS, BII is a global pharmaceutical company within the Boehringer Ingelheim group of companies;

WHEREAS, CENTREXION is a biotech company focused on the treatment of pain;

WHEREAS, BII is in the process of terminating its activities in relation to the CCR2, CB2 and SSTR4 programs (each a “Development Program”) for the treatment of pain and reallocating its R&D and other personnel working on these programs. Accordingly, BII is willing to transfer to CENTREXION its technology related to CCR2, CB2 and SSTR4 and to grant to CENTREXION an exclusive, worldwide, royalty-bearing license to Develop, Manufacture and Commercialize Products in the Field during the Term, and CENTREXION is willing to further Develop, Manufacture and Commercialize Products in the Field during the Term (terms as defined below) and to make certain upfront, milestone and royalty payments in exchange for such transfer and license.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and stipulations set forth herein, the receipt and legal sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following capitalized terms shall have the following meanings, whether used in the singular or plural:

1.1

“Affiliate” shall mean, with respect to a Party, any legal entity which, at the time such determination is being made, is controlled by, controlling or under common control with such Party. As used in this definition, the term “control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a legal entity, whether through the ownership of voting rights (e.g., fifty per cent (50%) or more of the equity, the ordinary voting power or the general partnership interest), by contract or otherwise.

1.2	“Agreement” shall have the meaning given in the Preamble.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

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1.3

“Applicable Laws” shall mean all applicable provisions of all statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, guidance documents, injunctions, awards, judgments, and permits, including licenses of or from Regulatory Authorities and any rules, regulations, guidelines or other requirements of national and international patent offices and Regulatory Authorities, each as in effect from time to time.

1.4	“Assigned Patents” shall mean the Patents listed in Exhibit 1.4.

1.5	“BII Claim” shall have the meaning given in Section 11.3.2.

1.6	“BII Losses” shall have the meaning given in Section 11.3.2.

1.7	“BII Party” shall have the meaning given in Section 11.3.2.

1.8	“Breaching Party” shall have the meaning given in Section 12.1.3.

1.9

“Business Day” shall mean any other day than Saturday, Sunday or any other day on which commercial banks in Ingelheim, Germany or Baltimore, Maryland, USA are authorized or required by law to remain closed.

1.10	“Calendar Quarter” shall mean a period of three calendar months ending on 31 March, 30 June, 30 September or 31 December in any calendar year.

1.11	“Centrexion Claim” shall have the meaning given in Section 11.3.1.

1.12	“Centrexion Losses” shall have the meaning given in Section 11.3.1.

1.13	“Centrexion Party” shall have the meaning given in Section 11.3.1.

1.14	“CMO” shall mean a contract manufacturing organization.

1.15	“Combination Product” shall mean a pharmaceutical formulation containing as its active ingredients both a Compound and one or more other therapeutically active ingredients.

1.16

“Commercialization” shall mean any and all activities directed to the preparation for sale of, offering for sale of, or sale of the Product, including activities related to marketing, promoting, distributing, importing and exporting the Product, and interacting with Regulatory Authorities regarding any of the foregoing. For the avoidance of doubt, “Commercialization” shall not include the Manufacture of Product. When used as a verb, to “Commercialize” and “Commercializing” shall mean to engage in Commercialization, and “Commercialized” has a correlative meaning.

1.17

“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by, and the resources to be employed by, a Party with respect to any objective, the reasonable, diligent and good faith efforts, and commercially reasonably financial investment to accomplish such objective as such Party or a company with a corresponding industry focus, size and global reach would normally use to accomplish a similar objective under similar circumstances. It is understood and agreed that with respect to the Development and Commercialization of Product by CENTREXION, such efforts shall be substantially equivalent to those efforts and resources commonly used by CENTREXION or a company with a corresponding industry focus, size and global reach, for pharmaceutical development candidates or products owned by it or to which it has rights, which development candidate or product is at a similar stage in its development or product life and is of similar market potential, taking into account all scientific, commercial and other factors that CENTREXION or a company with a corresponding industry focus, size and global reach would take into account, including efficacy, safety, expected and actual cost and time to develop, expected and actual profitability, approved labelling, the competitiveness of

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

alternative products in the marketplace, the expected and actual market exclusivity (including patent and other proprietary position and regulatory exclusivity) of the Product, the expected and actual amounts of marketing and promotional expenditures and the likelihood of receipt of a Regulatory Approval given the Regulatory Authority involved.

1.18	“Competing Product” shall have the meaning given in Section 5.3.

1.19	“Compounds” shall mean any Development Compounds or any Family Compounds.

1.20	“Confidential Information” shall mean all information not publicly available, including:

(a)	the existence and terms of this Agreement and any discussions and negotiations in relation to the subject matter of this Agreement;

(b)	the Licensed Know-How and Results; and

(c)

Development Data relating to the Compounds and Products, the Field, or the business, affairs, research and development activities, results of pre-clinical and clinical trials, national and multinational regulatory proceedings and affairs, finances, plans, contractual relationships and operations of the Parties including reports and other information provided pursuant to Section 6 (Reporting Obligations).

1.21

“Control” or “Controlled” shall mean with respect to the subject item or right, the ability (whether by ownership, license or otherwise, other than pursuant to this Agreement) of a Party to grant to the other Party access or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party.

1.22

“Co-Packaged Product” shall mean a single packaged product containing a Product and one or more other therapeutically or prophylactically active ingredient as separate components in a co-packaged form.

1.23	“CRO” shall mean a contract research organization.

1.24

“Development” shall mean all research, non-clinical and clinical testing and drug development activities conducted in respect of the Compounds and Products, including those necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining Regulatory Approvals and to successfully Develop, Manufacture and Commercialize the Products for use in the Field. “Development” shall include test method development and stability testing, formulation development, delivery system development, non-clinical testing, mechanism studies, toxicology, pharmacokinetics, clinical trials, quality assurance/quality control, regulatory affairs activities, statistical analysis and report writing, submission of documents, market research and pharmaco-economic studies.

1.25	“Development Compounds” shall mean the CCR2, CB2 and SSTR4 compounds, including front runner and backup compounds specified in Exhibit 1.25.

1.26

“Development Data” shall mean any non-clinical or clinical data relating to the Development or the use of the Compounds and Products in the Field, including but not limited to results, pre-clinical, clinical, safety, manufacturing and quality control data and information (in-cluding trial designs and protocols), registration (IND/regulatory) dossiers, assay and biological methodology, any reports of non-clinical studies and clinical trials, and all other documentation containing or embodying such data.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

1.27	“Development Plan” shall have the meaning given in Section 4.2.

1.28	“Development Program” shall have the meaning given in the Preamble.

1.29	“Disclosing Party” shall have the meaning given in Section 10.1.

1.30	“Effective Date” shall have the meaning given in the Preamble.

1.31	“Family Compounds” shall mean any compound covered by a claim in the Assigned Patents.

1.32	“Field” shall mean the treatment or prevention of any and all diseases or conditions in humans and/or animals.

1.33

“First Commercial Sale” shall mean, on a country-by-country and Product-by-Product basis, the first sale of Products by or on behalf of CENTREXION, its Affiliates or Sublicensees to a Third Party end user in such country in exchange for cash or some equivalent to which value can be assigned after such Product has been granted all necessary Regulatory Marketing Approvals by a Regulatory Authority having jurisdiction for such country.

1.34

“Intellectual Property” shall mean any and all Know How (including copyright and other rights therein), Patents, trademarks, design rights and other rights in designs, copyrights, database rights, and all other intellectual property rights in each case whether registered or unregistered, and including applications for the grant of any such rights and rights of renewal in respect of any such rights, and all other forms of protection having similar or equivalent effect in any part of the world.

1.35

“Know-How” shall mean all methods, materials, data, reports, analyses and other technical, scientific and other know-how and information, results, non-clinical, clinical, safety, process and Manufacturing and quality control data and information (including trial designs and protocols), registration dossiers, in each case, solely to the extent confidential and proprietary and in written, electronic or any other form.

1.36

“Licensed Know-How” shall mean all Know-How owned or controlled by BII as of the Effective Date necessary for, or specifically related to, the discovery, development, manufacture or use of Compounds and/or Products.

1.37	“Major Market Country” shall mean the USA, Germany, France, Great Britain, Italy, Spain, PRC and Japan.

1.38

“Manufacture” shall mean all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, shipping and holding of the Licensed Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytical development, product characterization, stability testing, quality assurance, and quality control.

1.39

“Marketing Authorization” shall mean the Regulatory Approval which is required to Commercialize a Product in a particular country or region of the Territory. For the avoidance of doubt, Market Authorization shall include a provisional or conditional approval provided and as long as it grants the right to Commercialize a Product.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

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1.40	“Net Sales” shall mean the gross amount of sales of Products invoiced by CENTREXION, its Affiliates and Sublicensees to unaffiliated Third Parties, less:

(a)

sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(b)	rejected goods, damaged or defective goods, recalls, returns;

(c)

rebates, chargeback rebates, compulsory rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions;

(d)	adjustments arising from consumer discount programs or other similar programs;

(e)	non-collectable receivables related to Product;

(f)	customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes); or

(g)	charges for packing, freight, shipping and insurance (to the extent that CENTREXION, its Affiliates and Sublicensees bear the cost for Products).

Each of the foregoing deductions shall be determined as incurred in the ordinary course of business in type and amount consistent with good industry practice and in accordance with generally accepted accounting principles or more specifically, the principles of the German commercial code (“Handelsgesetzbuch” or “HGB”) on a basis consistent with CENTREXION’s audited consolidated financial statements. For sake of clarity and avoidance of doubt, sales by CENTREXION, its Affiliates or Sublicensees of a Product to a permitted Recognized Agent or Third Party Distributor of such Product in a given country shall be considered a sale to an unaffiliated Third Party. All such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Products and other products of CENTREXION and its Affiliates and Sublicensees such that the Product does not bear a disproportionate portion of such deductions.

Supply of Products other than for cash shall be substituted to price on bona fide arms length sales; whereas the price shall be the average price of sold product for cash during the period based on quantity of drug substance sold.

Any Product used for promotional or advertising purposes or used for clinical trials or other research purposes shall not be included in Net Sales. Donations for charity reasons shall also not be Net Sales.

Recognized Agent or Third Party Distributor for the purpose of this definition shall mean any third party which distributes products directly to customers in countries where CENTREXION has no Affiliate or Sublicensee

1.41	“Non-Breaching Party” shall have the meaning given in Section 12.1.3.

1.42

“Patents” shall mean all patents and patent applications including divisions, continuations, continuations-in-part, reissues, re-examinations, extensions and the like; the term shall also include utility models (Gebrauchsmuster).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

1.43

“Phase I Clinical Trial” shall mean a study of a Product in human volunteers or patients principally for determining initial tolerance, safety and/or pharmacokinetic (including, inter alia, drug-drug interactions and food effects) as well as first preliminary efficacy information in single dose, single ascending dose, multiple dose and/or multiple ascending dose regimens.

1.44

“Phase IIa Clinical Trial” shall mean a study of a Product in human patients principally to determine clinical efficacy, safety, pharmacokinetics and/or dose finding before embarking on Phase IIb Clinical Trials.

1.45

“Phase IIb Clinical Trial” shall mean a study of a Product in human patients principally to determine clinical efficacy, safety, pharmacokinetics and/or dose finding before embarking on Phase III Clinical Trials.

1.46

“Phase III Clinical Trial” shall mean, with respect to the United States, any human clinical trial, that, if the defined end-points are met, is intended to be a pivotal trial for obtaining Regulatory Approval in the indication being studied or to otherwise establish safety and efficacy in patients with the indication being studied for purposes of filing for Marketing Authorization with the United States Food and Drug Administration (or its successor) as required under 21 C.F.R. §312.21(c), or, with respect to a jurisdiction other than the United States, an equivalent clinical study. In the event that a human clinical trial that would otherwise meet the definition of a Phase II Clinical Trial would, if the defined end-points are met, be sufficient to obtain Marketing Authorization in the indication being studied then, for the purposes of this Agreement, such trial shall be considered a Phase III Clinical Trial.

1.47	“Product(s)” shall mean any Product containing a Development Compounds or any Family Compounds; for clarification, all Products containing the same Compound shall be considered one Product.

1.48	“Receiving Party” shall have the meaning given in Section 10.1.

1.49

“Regulatory Approval(s)” shall mean and include any license, permit, authorization and approval of, and registration, filing and other notification to, any Regulatory Authority within the Territory, which grant the approval to Develop, Manufacture and/or Commercialize a Product in a particular country or region of the Territory. For the avoidance of doubt, Regulatory Approvals shall include a provisional or conditional approval provided and as long as it grants the right to Develop, Manufacture and Commercialize a Product. Regulatory Approvals shall include Marketing Authorizations.

1.50

“Regulatory Authority” shall mean any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country in the Territory involved in the reviewing, granting or revoking of Regulatory Approvals for the Products. Regulatory Authorities include FDA and EMA.

1.51	“Results” shall have the meaning given in Section 9.3.1.

1.52	“Royalties” shall have the meaning given in Section 8.2.1.

1.53	“Royalty Period” shall have the meaning given in Section 8.3.3.

1.54	“Royalty Term” shall have the meaning given in Section 8.2.3.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

1.55

“Sublicensee” shall mean any Third Party licensee (aside from a Party’s Affiliates and any Third Party contractors used by a Party in the Development, Manufacture or Commercialization of the applicable Compounds or Products on a Party’s behalf) which obtains rights to use the Assigned Patents, Licensed Know-How or Results for the Development, Manufacture and/or Commercialization of Compounds and/or Products, regardless of whether such license is granted by a Party, its Affiliates, its licensees or any Sublicensee.

1.56	“Territory” shall mean the entire world.

1.57	“Third Party” shall mean any party other than CENTREXION and its Affiliates and BII and its Affiliates.

1.58	“Third Party License” shall mean a license granted by BII to the Assigned Patents or Licensed Know-How.

1.59	“Valid Claim” shall mean with respect to a particular country, and in each case to the extent contained within an Assigned Patent,

(a)

any claim of an issued and unexpired patent in such country that (i) has not lapsed or been revoked, has not been held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is un-appealable or un-appealed within the time allowed for appeal; and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, post grant review or disclaimer or otherwise in such country; or

(b)

a claim of a pending patent application, which claim has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application; provided, however, that if a claim has been pending for more than ten (10) years after filing or following nationalization of a patent application, such claim shall not constitute a Valid Claim for purposes of the License Agreement unless and until a patent issues with such claim.

The word “including” or any variation thereof means “including without limitation” or any variation thereof and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

2.	ASSIGNMENT AND LICENSE.

2.1

Patent. Conditional solely upon receipt of all upfront payments by BII, BII hereby assigns and transfers to CENTREXION the Assigned Patents, and CENTREXION accepts such assignment and transfer. The Assignment will refer to CENTREXION’s business address at 509 South Exeter Street, Baltimore, Maryland 21202, U.S.A.. An Assignment form is attached to this Agreement as Exhibit 2.1 CENTREXION shall register and record the transfer of ownership right of the Assigned Patents with the competent patent offices worldwide, at its own effort and cost.

BII retains an exclusive, cost-free, perpetual, worldwide, transferrable and sublicenseable (in multiple tiers) right to use the Assigned Patents solely for non-clinical research purposes.

2.2

License grant. BII hereby grants to CENTREXION, during the term of this Agreement and in accordance with the terms and conditions of this Agreement, and CENTREXION hereby accepts, an exclusive, royalty-bearing license to the Licensed Know-How, to Develop, Manufacture and Commercialize Products in the Field in the Territory.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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2.3

Right to Sublicense. CENTREXION is entitled to sublicense its rights under Section 2.2, to any of its Affiliates, provided that it shall inform BII of such sublicense. Any sublicense to a Third Party shall require the prior written consent of BII, such consent not to be unreasonably withheld or delayed. The right to sublicense is subject to (i) the sublicense agreement containing terms and conditions that are not inconsistent with those contained in this Agreement, and shall include, inter alia, provisions regarding confidentiality, indemnification, audit, record-keeping, termination and consequences of termination for BII’s protection that are consistent with the corresponding terms and conditions provided herein. CENTREXION shall remain liable to BII for all obligations under this Agreement, including its obligation to pay any amounts due on account of sales or other disposition of Compounds and Products by Sublicensees. CENTREXION shall send to BII a copy of the signed sublicensing agreement within [***] after its execution, subject to reasonable redaction of Confidential Information. The Parties acknowledge that any and all information provided by CENTREXION to BII under this Section 2.3 shall be deemed to be Confidential Information of CENTREXION and shall be subject to the terms of Section 10.

2.4

No additional rights. Nothing in this Agreement shall be deemed or implied to be, and the Parties disclaim all implied rights to, the grant by BII to CENTREXION of any right, title or interest in any product, Intellectual Property, any formulation technology, operating procedures, marketing materials or strategies, intangibles, material or proprietary rights of BII, except as are expressly set forth in this Agreement.

3.	TECHNOLOGY TRANSFER.

3.1

Transferred Data. During the due diligence, BII has made available to CENTREXION a data package relating to Development Compounds including (i) all regulatory applications, submissions and approvals, and (ii) copies of pre-clinical and clinical data owned or controlled by BII. All Transferred Data shall be delivered to CENTREXION or its designee pursuant to the technology transfer agreement entered into by the parties as of the Effective Date (the “Tech Transfer Agreement”). Conditional solely upon receipt of all upfront payments by BII, BII hereby assigns and transfers to CENTREXION BII’s rights to all such documents, and CENTREXION accepts such assignment and transfer.

3.2

Technology Transfer. Promptly following the Effective Date and receipt of all upfront payments by BII, BII shall conduct a technology transfer to CENTREXION with respect to the Development Compounds, such transferred technology to include manufacturing technology and other technology as further specified in the Tech Transfer Agreement. BII shall provide the support and services described in the Tech Transfer Agreement subject to CENTREXION’s satisfaction of its reimbursement or payment obligations as set forth in the Tech Transfer Agreement.

3.3

Inventory Transfer. Promptly following the Effective Date and receipt of all upfront payments by BII, BII shall conduct an inventory transfer to CENTREXION with respect to the Development Compounds, such transferred inventory to include drug substance as further specified in the Tech Transfer Agreement. BII shall provide the transfer of the inventory described in the Tech Transfer Agreement subject to CENTREXION’s satisfaction of its reimbursement or payment obligations as set forth in the Tech Transfer Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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4.	DEVELOPMENT.

4.1

Diligence. CENTREXION shall be solely responsible for the Development of Products in the Field in the Territory, and CENTREXION, together with its Affiliates and Sublicensees, and with or through the use of CMOs and CROs, shall use Commercially Reasonable Efforts to Develop the Products in the Field in the Territory. CENTREXION shall bear all costs related to such Development, including the Manufacture of Compounds and Products required for such Development, in accordance with this Section 4. CENTREXION shall perform its obligations and the defined Development activities in accordance with Applicable Laws.

4.2

Development Plan. The Development activities shall be performed by CENTREXION and/or a CRO or CMO in accordance with the development plan in Exhibit 4.2 hereto (“Development Plan”). CENTREXION shall perform the Development within the timelines set forth in the Development Plan.

4.3	Development Milestones. CENTREXION shall achieve the following development milestones (“Development Milestones”):

(a)	CCR2: [***] before [***];

(b)	CB2: [***] before [***]; and

(c)	SSTR4: [***] before [***].

4.4

Extensions of Time. If CENTREXION is unlikely to accomplish a specific development or commercialization-related task under this Agreement or the Development Plan, it shall promptly inform BII hereof. If such delay is caused by bona fide and documented scientific, technical or regulatory reasons, then CENTREXION and BII shall negotiate in good faith towards a reasonable extension of time for CENTREXION to achieve the specific task or event, and BII shall not unreasonably deny or condition such extension, provided, however, that BII shall have no obligation to grant an extension of the Development Milestones specified in Section 4.3.

4.5

Responsibility for Manufacture. Subject to specific provisions in the CENTREXION shall have the sole responsibility for the manufacture of Development Compounds and/or Products, including, but not limited to, clinical supply of Development Compounds and/or Products.

5.	COMMERCIALIZATION.

5.1

Diligence obligations. CENTREXION shall be solely responsible for the Commercialization of Products in the Field in the Territory, and, together with its Affiliates and Sublicensees, will use Commercially Reasonable Efforts to Commercialize the Products in the Field. Without limiting the generality of the Commercially Reasonable Efforts obligations under this Section 5.1, CENTREXION shall

(a)

when appropriate, based on satisfactory data obtained during the Development, use its Commercially Reasonable Efforts to secure all required Marketing Authorizations and reimbursement authorizations in at least each Major Market Country for at [***] in the Field;

(b)	shall be responsible for timely filing all applications, reports and other documents required to be filed in order to obtain and maintain any Marketing Authorizations for Products; and

(c)

make the First Commercial Sale of at least [***] in each Major Market Country within [***] following the issuance of the Marketing Authorizations required for the Commercialization of the respective Products in each Major Market Country.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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5.2

Costs. CENTREXION shall bear any and all costs regarding the Commercialization of the Compounds and Products in the Field, including the costs of its own commercial supplies of and the post-marketing surveillance studies (Phase 4).

5.3

Competing Products. In the event CENTREXION, any of its Affiliates or any of its Sublicensees outside the scope of this Agreement commences Clinical Trials or Commercializes any product that modulates the same target as a Product as its primary mechanism of action and that is developed for the treatment or prevention of pain in humans and/or animals (“Competing Product”), and irrespective of whether CENTREXION used Assigned Patents or Licensed Know-How to Develop such Competing Product, BII shall be entitled (i) to terminate the exclusivity of the license under Section 2.2 above, so that CENTREXION shall retain a non-exclusive right to use under Section 2.2, (ii) to obtain a non-exclusive, cost-free, sublicensable (in multiple tiers), transferable, perpetual back-license under the Assigned Patents and (ii) to independently exploit the respective Compounds and Products in the Field. CENTREXION shall grant to BII a non-exclusive license to use the Results for any independent exploitation of the respective Compounds and Products in the Field.

6.	REPORTING.

6.1

Development Reporting. CENTREXION shall inform BII, on an at least biannually basis, of the development activities performed in connection with the Products, any Results achieved or generated and timelines until next milestone. CENTREXION shall inform BII in cases of material changes to the development including but not limited to significant delays in the time lines towards the next milestone within [***] of the event triggering such delay.

6.2

Commercialization Reporting. After the First Commercial Sale of Products by CENTREXION, its Affiliate or Sublicensee, CENTREXION shall furnish BII with Calendar Quarterly reports of (i) all of its sales of Products and (ii) a summary of its Commercialization activities performed in at least each Major Market Country under this Agreement. Each such Calendar Quarterly report shall (i) be furnished to BII within [***] after the end of the Calendar Quarter to which it relates; and (ii) state the total sales of the Products, broken down by country and by Product, during the Calendar Quarter, the Net Sales derived by CENTREXION, its Affiliates and Sublicensees from such sales, and the Royalties and milestone payments, if any, payable by CENTREXION to BII with respect to such Net Sales.

7.	REGULATORY MATTERS.

7.1

Regulatory responsibilities of CENTREXION. After the Effective Date, CENTREXION shall be solely responsible for all regulatory matters including the filing for approvals for the Compounds and Products in the Field, and shall own, directly or through its Affiliates or Sublicensees, all Regulatory Approvals for the Compounds and Products in the Field. CENTREXION shall satisfy and perform any and all global pharmacovigilance responsibilities, such as but not limited to global safety database maintenance, global literature screening, periodic safety report generation (e.g., the Development Safety Update Reports (“DSUR”)), signal detection, risk management, Company Core Data Sheet (“CCDS”) maintenance, management of authority requests, arising under any applicable laws as of the execution date of this agreement with regard to the Product.

7.2	Regulatory responsibilities of BII. BII shall satisfy and perform any and all pharmacovigilance responsibilities related to the Products arising under any applicable laws prior to the Effective Date.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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7.3

Safety Reports. BI has no Individual Case Safety Reports (ICSR) related to the Products in its global safety database and no other safety reports (e.g., Development Safety Update Reports (DSUR) have been written (collectively, “Safety Reports”). As Studies are closed, no further Safety Reports are expected. Accordingly, the Parties agree that BII will not provide any Safety Reports to CENTREXION.

8.	PAYMENT AND PAYMENT TERMS.

8.1

Upfront and milestone payments. In partial consideration for the transfer of the Assigned Patents and the licenses granted under this Agreement, CENTREXION agrees to pay to BII the following upfront payments, development milestone payments and commercial milestone payments:

8.1.1	Upon execution of this Agreement, CENTREXION shall pay to BII the following upfront payments:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

8.1.2	In addition to the upfront payment, CENTREXION will pay to BII milestone payments as follows:

(a) upon [***]:

CB2:	[***]
SSTR4:	[***]

(b) upon [***]:

CCR2:	[***]
CB2:	[***]

(c) upon [***]:

CCR2:	[***]
CB2:	[***]

(d) upon [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

(e) upon [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

(f) Upon [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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For clarity, if at the time any milestone payment is due for a Product under this Section 8.1.2,, the payment for any preceding milestone(s) shall become due at the time the most recent milestone event is achieved. For example, in case of the [***] immediately after the completion of [***] the milestone payment for the [***] shall also become due.

8.1.3

In further consideration of the exclusive licenses granted by BII to CENTREXION hereunder, and subject to the terms and conditions set forth in this Agreement, CENTREXION shall make the following commercial milestone payments upon achievement of the following aggregate Net Sales [***] for each Development Program:

(a) Annual Net Sales of [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

(b) Annual Net Sales of [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

(c) Annual Net Sales of [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

8.1.4	The milestone payments above will be made, separately for each of the Development Programs, only for the first achievement of a given milestone by a Product.

8.1.5

CENTREXION shall inform BII on the occurrence of a regulatory milestone event under Section 8.1.2 and a commercial milestone event under Section 8.1.3 as soon as possible, but in no event later than within [***] after the occurrence thereof.

8.1.6

All payments to be made by CENTREXION to BII under Sections 8.1.1 to 8.1.3 hereof are not refundable for any reason. None of the payments to be made by CENTREXION to BII under Sections 8.1.1 to 8.1.3 may be credited against any of CENTREXION’s Royalty obligations under Section 8.2.

8.2	Royalties.

8.2.1

In further consideration for the transfer of the Assigned Patents and the licenses granted under this Agreement, CENTREXION shall pay to BII royalties on Net Sales of the Products as follows (“Royalties”):

(a) Annual Net Sales up to [***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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(b) Annual Net Sales [***]-[***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

(c) Annual Net Sales >[***]:

CCR2:	[***]
CB2:	[***]
SSTR4:	[***]

8.2.2

Net Sales. The Royalties shall be calculated on the basis of the global annual aggregated Net Sales, which in turn shall be calculated on a Product by Product and country-by-country basis from the First Commercial Sale until the expiration of the Royalty Term.

8.2.3

Royalty Term. The obligation to pay Royalties shall begin, on a country-by-country and Product by Product basis, with the First Commercial Sale. The obligation to pay Royalties with respect to the Product would expire on a country-by-country and Product-by-Product basis by the last to occur of the following (“Royalty Term”):

(a)	the date on which such Product is no longer covered by a Valid Claim of an Assigned Patent;

(b)	the date on which such Product is no longer covered by any other governmental grant of exclusivity (e.g., data, regulatory or marketing exclusivity) in such country in the indication; or

(c)

ten (10) years from first launch of the respective Product in the country, provided the Licensed Know-How is still proprietary, or such Licensed Know-How is no longer proprietary owing to a breach of CENTREXION’s confidentiality obligations hereunder or such obligations of its Affiliates or Sublicensees.

8.2.4	Royalty Reductions.

(a)

In the event Royalties are payable in any given country only on the basis of Section 8.2.3(c) above, then the Royalty otherwise payable for such Product in such country will be reduced in such country by [***].

(b)

In the event CENTREXION is required to obtain a license from a third party in order to avoid infringing such third party’s patent(s) in the development, manufacture, use, or sale of any Product (a “Required Third Party License”). CENTREXION may deduct up to [***] of any royalties due under Required Third Party Licenses from any royalties due under this Agreement; provided, however, that the royalties due hereunder shall not be reduced by more than [***] of the royalties that would have been payable absent the effects of this Section 8.2.4(b).

8.2.5

Combination Product or Co-Packaged Product. In the event a Product is sold as a Combination Product or Co-Packaged Product, Net Sales of the Combination Product or Co-Packaged Product will be calculated as follows:

(a)

If the Combination Product or Co-Packaged Product, the Product and the other product are sold separately, Net Sales of the Product portion of Combination Products and Co-Packaged Products will be calculated by [***].

(b)

If the Combination Product or the Co-Packaged Product and the Product are sold separately, but the average gross selling price of the other product(s) cannot be determined, Net Sales of the Combination Product or the Co-Packaged Product shall be equal to [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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(c)

If the Combination Product or the Co-Packaged Product and the other product(s) are sold separately, but the average gross selling price of the Product cannot be determined, Net Sales of the Combination Product and/or Co-Packaged Product shall be equal to [***].

(d)

If the Combination Product or Co-Packaged Product are sold separately, but the average gross selling price of neither the Product nor the other product(s) can be determined, Net Sales of the Combination Product or Co-Packaged Product shall be equal [***].

The average gross selling price for such other product(s) contained in the Combination Product or Co-Packaged Product shall be calculated for each calendar year by [***], as published by IMS or another mutually agreed independent source.

In the initial calendar year during which a Combination Product or Co-Packaged Product is sold, a forecasted average gross selling price shall be used for the Product, other product(s), or Combination Product and/or Co-Packaged Product. Any over or under payment due to a difference between forecasted and actual average gross selling prices shall be paid or credited in the second Royalty payment of the following calendar year. In the following calendar year the average gross selling price of the previous year shall apply from the second Royalty payment on.

8.2.6

Blended Rates. The Parties acknowledge and agree that the Assigned Patents transferred and the Licensed Know-How licensed under this Agreement may justify Royalty rates and/or Royalty terms of differing amounts for sales of Products, which rates could be applied separately to Products involving the exercise of Assigned Patents and/or the incorporation of Licensed Know-How, and that if such Royalties were calculated separately, Royalties relating to the Assigned Patents and Royalties relating to the Licensed Know-How would last for different terms. The Parties have determined in light of such considerations and for reasons of mutual convenience that blended Royalty rates for the Assigned Patents and the Licensed Know-How licensed hereunder will apply during a single Royalty term (which blended Royalty rates would be advantageous for both Parties) for sales of Products. Consequently, the Parties have agreed to adopt the Royalty rates set forth in this Section 8.2 with respect to the sales of Products as blended Royalty rates.

8.3	Payment Terms.

8.3.1

Upfront payment. The upfront payment shall be due and payable within [***] after the later of (i) the Parties’ execution of this Agreement by facsimile or email transmission, and (ii) CENTREXION’s receipt of an invoice of such amount from BII; provided that such amount shall not become payable until such time as CENTREXION has received a duly signed original of the Agreement by BII.

8.3.2

Milestone Payments. Each milestone payment shall be due and payable to BII within [***] after receipt of an invoice from BII, which shall be provided to CENTREXION as soon as practicable after CENTREXION has notified BII that the particular milestone has been achieved (whether achieved by or on behalf of BII or any of its Affiliates or Sublicensees). CENTREXION will notify BII within [***] after the achievement of any milestone event for which a payment to BII is required under Section 8.1 and BII shall send to CENTREXION an invoice for the corresponding milestone payment.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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8.3.3

Royalty Payments. Royalties shall be paid on a Calendar Quarterly basis (“Royalty Period”). Within [***] after the end of each Royalty Period in which any Net Sales occur, CENTREXION shall calculate the Royalty payments owed to BII and shall inform BII about the amount owed to BII in writing and BII shall send to CENTREXION an invoice for the corresponding Royalty payments. All Royalty payments shall be computed by converting the Net Sales in each country in the Territory into the currency of Euros, using the monthly exchange rates published by the European Central Bank in Frankfurt/Main, Germany. In calculating the Royalties in each quarter, the average Royalty rate will first be calculated based on the cumulative year to date aggregate Net Sales in the Territory, other than in countries where the Reduced Royalty Rate applies. In case during a calendar year Royalties payable change from Full Royalty Rate to Reduced Royalty Rate or vice versa, the whole Net Sales in such year shall be included in the aggregate Net Sales. At the end of such calendar year the Parties shall reconcile together with the first royalty report of the following year the exact Royalty due for such change in order to account for the calendar month when such change occurred. The Royalty payable in each quarter will then be the sum of the amounts payable for Territories where Full Royalty Rates apply, less the aggregate amount of royalties previously paid in respect of these countries and of such year, plus the Royalties payable for countries where the Reduced Royalty Rate applies.

8.3.4

Reports. Each Royalty payment shall be accompanied by a written report describing the Net Sales of the Product sold by or on behalf of CENTREXION, its Affiliates and Sublicensees during a Calendar Quarter in each country in the Territory in which such Product occurred in the Calendar Quarter covered by such statement, specifying: the gross sales (if available) and Net Sales in each country’s currency, including an accounting of deductions taken in the calculation of Net Sales; the applicable exchange rate to convert from each country’s currency to Euros; and the Royalties payable in Euros.

8.3.5

Records. CENTREXION, its Affiliates and/or its Sublicensees shall keep and maintain complete and accurate records pertaining to sale or other disposition of the Product(s) in sufficient detail so that the Royalties payable and the Royalty reports will be verified. Such records shall be open to inspection during business hours for at least three (3) full calendar years following the end of the calendar year to which they pertain, but in any event not more than once per calendar year, by a nationally recognized independent certified public accountant selected by BII to whom CENTREXION has no reasonable objections and retained at BII’s expense. Said accountant shall sign a confidentiality agreement prepared by CENTREXION and reasonably acceptable to BII and shall then have the right to examine the records kept pursuant to this Agreement and report to BII the findings (but not the underlying data) of said examination of records as are necessary to evidence that the records were or were not maintained and used in accordance with this Agreement. A copy of any report provided to BII by the accountant shall be given concurrently to CENTREXION. If said examination of records reveals any underpayment(s) of the Royalty payable, then CENTREXION shall promptly pay the balance due to BII, and if the underpayment(s) is/are more than [***], then CENTREXION shall also bear the expenses of said accountant. If said examination of records reveals any overpayment(s) of Royalty payable, then BII shall credit the amount overpaid against CENTREXION’s future Royalty payment(s) during the next [***] period, and if such payments are insufficient to provide an adequate credit, then BII shall pay the remaining amounts within [***] to CENTREXION.

8.3.6

Taxes. If applicable laws or regulations require withholding of CENTREXION of any taxes imposed upon by BII on account of any royalties and payments, paid under this Agreement, such taxes shall be deducted by CENTREXION as required by law from such remittable royalty and payment and shall be paid by CENTREXION to the proper tax authorities. Official receipts of payment of any withholding tax shall be secured and sent to BI as evidence of such payment. The parties shall exercise their best efforts to ensure that any withholding taxes imposed are

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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reduced as far as possible under the provisions of any relevant tax treaty. CENTREXION supports BII to get the required certificate of withholding tax exemption from US taxes regulated by the double taxation treaty between USA and Germany and CENTREXION supports BII to get the withheld US taxes refunded, if required.

8.3.7

Overdue Payments. Payments not paid within [***] after the due date shall bear interest at an annual rate of [***] above the three-month-LIBOR rate of the respective currency for the time period in which such amount is outstanding, as disclosed from time to time by the European Central Bank which applied on the due date. Calculation of interest will be made for the exact number of days in the interest period based on a year of 360 days (actual/360) by CENTREXION.

8.3.8

Financial Standards. All financial terms and standards (including any calculation of Net Sales, Development costs and financial payments due under this Agreement) shall be governed by and determined in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and shall be consistent with CENTREXION’s audited consolidated financial statements. Notwithstanding the above and notwithstanding the requirements or principles of U.S. GAAP, Net Sales shall be calculated in accordance with the formula specified in Section 1.41.

9.	INTELLECTUAL PROPERTY.

9.1	Assigned Patents.

9.1.1

Patent Transfer. BII shall provide CENTREXION with copies of the patent files of all Assigned Patents available at BII on the Effective Date (via electronic delivery) except for such files kept with the local patent representatives which shall remain with the respective representative until further instruction from CENTREXION. Except as otherwise provided in this Agreement, CENTREXION will be responsible for the maintenance and prosecution of the Assigned Patents after the Effective Date. If BII receives any bills or invoices for such work performed after the Effective Date, then BII will forward to CENTREXION such bills or invoices for payment by CENTREXION and BII shall have no liability for CENTREXION’s failure to timely pay such bills or invoices.

9.1.2

Local Patent Representatives. BII shall inform in writing all of its local patent representatives in the Territory within [***] after the Effective Date that: (i) the Assigned Patents have been assigned to CENTREXION, (ii) any future correspondence and further invoices regarding the Assigned Patents should be directly sent to CENTREXION and (iii) local patent representatives immediately inform CENTREXION about the further due dates related to Assigned Patents. For a period of [***] after the Effective Date BII shall forward to CENTREXION any correspondence it nevertheless receives from its local patent representatives or any patent offices regarding the Assigned Patents.

9.1.3

Maintenance and Prosecution of the Assigned Patents prior to the Effective Date. BII will be responsible for the maintenance and prosecution of the Assigned Patents on and prior to the Effective Date. BII will pay all prosecution fees, maintenance fees and/or such other fees due and required by the relevant patent offices for maintenance of the Assigned Patents on or prior to the Effective Date and will pay all bills and invoices for work performed on or prior to the Effective Date in connection with the maintenance and/or prosecution of the Assigned Patents. CENTREXION shall reimburse BII all fees and external costs paid by BII in relation to the maintenance and/or prosecution of the Assigned Patents after [***], in particular fees and costs paid in order to ensure that due dates prescribed for (i) the entry of International Patent Applications listed in Exhibit 1.4 into the regional/national Phase according to Art. 22 and 39

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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PCT and (ii) the validation of the European Patents listed in Exhibit 1.4 pursuant Art. 65 EPC are met. For clarity, work relating to the transfer of the Assigned Patents to CENTREXION, whether performed before or after the Effective Date shall not constitute work performed in connection with the maintenance or prosecution of the Assigned Patents for purposes of this Section.

9.1.4

Prosecution. CENTREXION shall be responsible for preparing, filing, prosecuting and maintaining, throughout the world, all of the Assigned Patents, CENTREXION shall inform BII on an at least biannually basis about the status of the Patents and of the patent prosecution of all Assigned Patents. Should BII inquire about the status of specific Assigned Patents, CENTREXION shall provide upon BII’s written request any substantive communications with the competent patent offices that may affect the scope of such Assigned Patents and give BII reasonable opportunity to review and comment upon the text of any communication with the competent patent offices for Assigned Patents, and that CENTREXION shall not unreasonably refuse to address any of BII’s comments. CENTREXION shall use Commercially Reasonable Efforts to prosecute and maintain these Assigned Patents.

9.1.5

Royalties. The Parties agree that the assignment and transfer of the Assigned Patents shall only facilitate the prosecution, maintenance and exploitation of these Assigned Patents and shall not affect the term of the Royalty payments. Accordingly, as long as these Assigned Patents contain a Valid Claim, CENTREXION shall be obligated to pay Royalties thereon.

9.1.6

Discontinuance. If CENTREXION decides to discontinue maintaining any Assigned Patent, CENTREXION will notify BII of such decision in writing well in advance (e.g., at the latest [***] prior to any applicable regulatory deadline, if any), and BII will have the right to request the cost-free assignment and transfer of the Assigned Patent. If CENTREXION discontinues maintaining an Assigned Patent without notifying BII and the Assigned Patent lapses, CENTREXION shall pay to BII contractual damages based on the estimated amount of Royalties that would be payable by CENTREXION to BII during the remainder of the statutory term of such Assigned Patent if the Assigned Patent had not lapsed.

9.1.7

Enforcement. If a Party becomes aware of any infringement, anywhere in the world, of any issued Patent within the Assigned Patents, it will promptly notify the other Party in writing to that effect. CENTREXION shall have the primary right, but not the obligation, to take action to obtain a discontinuance of infringement or bring suit against a Third Party infringer of the Assigned Patents. CENTREXION shall bear all expenses of such suit. If CENTREXION elects not to take action or to bring suit to prosecute such infringement, it shall notify BII of such election within [***] after receipt of the notice of the infringement or immediately after the election to stop any such suit. If after the expiration of the [***] period (or, if earlier, the date upon which CENTREXION provides written notice that it does not plan to bring such action), CENTREXION has neither obtained a discontinuance of infringement of the Assigned Patent, as the case may be, nor filed suit against any such Third Party infringer of such Patents, then BII shall have the right, but not the obligation, to take action or bring suit against such Third Party infringer of such Patents, provided that BII shall bear all the expenses of such suit. The non-enforcing Party shall provide such assistance as the enforcing Party shall reasonably request in connection with any action or suit hereunder to prevent or enjoin any such infringement or unauthorized use of an Assigned Patent, including agreeing to be joined as a party to such action or suit and executing legal documents. Such assistance will be provided by the non-enforcing Party at the enforcing Party’s cost.

9.1.8

Sharing of recoveries. Any recoveries obtained as a result of any proceeding against a Third Party infringer (where the infringement relates to the Development, Manufacture and/or Commercialization of any Product) shall be allocated as follows:

(a)	Such recovery shall first be used to reimburse each Party for all reasonable litigation costs in connection with such litigation paid by that Party;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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(b)

such recovery shall then be used to compensate each Party for the respective damages suffered from the infringement of the respective Patent, provided that in the event the remaining portion of the recovery is not sufficient to compensate each Party’s damages, such compensation shall be paid on a pro-rata share based on the respective damages suffered; and

(c)	the remaining portion of such recovery, if any, shall be distributed to the enforcing Party.

9.2

Licensed Know-How. BII retains all rights to the Licensed Know-How, subject only to the licenses granted hereunder. For the avoidance of doubt, CENTREXION shall only be entitled to utilize the Licensed Know-How in accordance with CENTREXION’s rights and obligations under this Agreement.

9.3	Results.

9.3.1

BII hereby acknowledges that CENTREXION is the owner of all inventions, data and other results developed by CENTREXION under this Agreement (“Results”), and BII shall acquire no rights, title or interest whatsoever in or to any such Results, except as specifically provided under this Agreement.

9.3.2

CENTREXION shall be responsible for filing, prosecuting and maintaining, throughout the world, all Patents based on the Results. The costs of filing, prosecuting and maintaining such Patents shall be borne by CENTREXION, subject to CENTREXION’s right to elect to discontinue the patent prosecution and maintenance as set forth in Section 9.3.3 below.

9.3.3

If CENTREXION elects to cease the filing, prosecution and/or maintenance of a Result in any country of the Territory, CENTREXION shall provide BII with written notice immediately upon the decision to discontinue the filing, prosecution, maintenance and/or defense of such Patent, as the case may be, in any event, however, not later than [***] before any relevant deadline relating to or any public disclosure of the relevant Result. In such event, CENTREXION shall permit BII, at BII’s sole discretion, to take over or continue, as the case may be, the filing, prosecution, maintenance and defense of such Patent at BII’s own expense. If BII to take over and continue such prosecution, maintenance and defense, CENTREXION shall transfer ownership in such Patent and execute such documents and perform such acts, at BII’s expense, as may be reasonably necessary to permit BII to take over and continue the filing, prosecution, maintenance and/or defense of such Patent at its own cost; such Patent shall no longer be considered a Result.

9.4

Third Party Rights. If the Development, Manufacture and/or Commercialization of any Product is alleged by a Third Party to infringe a Third Party’s Intellectual Property, the Party becoming aware of such allegation shall promptly notify the other Party. CENTREXION shall be responsible for defending such allegation and any suit brought by a Third Party based on such allegation. If a Third Party sues BII alleging that BII’S activities pursuant to this Agreement infringe or will infringe said Third Party’s Intellectual Property, CENTREXION shall, upon BII’s request, assume the responsibility for and the costs of such suit and hold BII harmless against any claims or costs related to such suit.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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10.	CONFIDENTIALITY.

10.1

Obligation of confidentiality. As of the Effective Date, all Confidential Information disclosed, revealed or otherwise made available to one Party (“Receiving Party”) by or on behalf of the other Party (“Disclosing Party”) under, or as a result of, this Agreement are made available to the Receiving Party solely to permit the Receiving Party to exercise its rights, and perform its obligations, under this Agreement. The Receiving Party shall not use any of the Disclosing Party’s Confidential Information for any other purpose, and shall not disclose, reveal or otherwise make any of the Disclosing Party’s Confidential Information available to any other person, firm, corporation or other entity, without the prior written authorization of the Disclosing Party, except as explicitly stated in this Section 10.

10.2	Additional obligations.

10.2.1

Appropriate safeguards. In furtherance of the Receiving Party’s obligations under Section 10.1 hereof, the Receiving Party shall take all reasonable steps, and shall implement all appropriate and reasonable safeguards, to seek to prevent the unauthorized use or disclosure of any of the Disclosing Party’s Confidential Information.

10.2.2

Recipients of Confidential Information. Without limiting the generality of this Section 10.2, the Receiving Party shall disclose any of the Disclosing Party’s Confidential Information only to those of its Affiliates, officers, employees, assignees, licensees, Sublicensees, contract service providers, and its potential assignees, licensees and Sublicensees, and consultants and investors and potential investors that have a need to know the Disclosing Party’s Confidential Information, in order for the Receiving Party to exercise or confirm its rights and/or to perform its obligations under this Agreement, and only if such officers, employees, assignees, licensees, Sublicensees, contract service providers, and its potential assignees, licensees and Sublicensees, and consultants and investors and potential investors have executed appropriate non-disclosure agreements containing substantially similar terms regarding confidentiality and non-use as those set out in this Agreement or are otherwise bound by obligations of confidentiality effectively prohibiting the unauthorized use or disclosure of the Disclosing Party’s Confidential Information.

10.2.3

Unauthorized use or disclosure. The Receiving Party shall furnish the Disclosing Party with written notice immediately of it becoming aware of any unauthorized use or disclosure of any of the Disclosing Party’s Confidential Information by any officer, employee, assignee, licensee or Sublicensee, or potential assignee, contract service provider, and its licensee or Sublicensee, or consultant, investor or potential investor of the Receiving Party, and shall take all actions reasonably required in order to prevent any further unauthorized use or disclosure of the Disclosing Party’s Confidential Information.

10.3

Limitations. The Receiving Party’s obligations under Sections 10.1 and 10.2 hereof shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that any of the Disclosing Party’s Confidential Information:

(a)	is in the public domain, or becomes generally available to the public through no fault of the Receiving Party;

(b)	was known to the Receiving Party, without restriction of use or disclosure, prior to being made available hereunder;

(c)

is disclosed, revealed or otherwise made available to the Receiving Party by a Third Party, without restriction of use or disclosure, that is under no obligation of non-disclosure and/or non-use to the Disclosing Party in relation to the subject item; or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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(d)

is required to be disclosed under Applicable Law, or in connection with any application by the Receiving Party for any Regulatory Approvals; provided, however, that the Receiving Party shall furnish the Disclosing Party’s with as much prior written notice of such disclosure requirement as reasonably practicable, to permit the Disclosing Party, in its sole discretion, to take appropriate action, including seeking a protective order, in order to prevent the Disclosing Party’s Confidential Information from passing into the public domain or becoming generally available to the public.

10.4

Return of Confidential Information. Subject to Section 12.2, upon termination (but not expiration) of this Agreement for any reason whatsoever, the Receiving Party shall cease all use of and return to the Disclosing Party, or destroy, as the Disclosing Party shall specify in writing promptly upon such termination, all copies of all documents and other materials that contain or embody any of the Disclosing Party’s Confidential Information, except to the extent that the Receiving Party is (i) required by Applicable Laws to retain such documents and materials or (ii) remains entitled under this Agreement to use such Confidential Information, and provided further that each Party may keep a single copy of all Confidential Information within its legal archives solely to assure compliance with the provisions of this Section 10. Within [***] after the date of termination of this Agreement, the Receiving Party shall furnish the Disclosing Party with a certificate, duly executed by an officer of the Receiving Party, confirming that the Receiving Party has complied with its obligations under this Section 10.4.

10.5

Survival. All of the Receiving Party’s obligations under Sections 10.1 and 10.2 hereof, with respect to the protection of the Disclosing Party’s Confidential Information, shall for a period of [***] survive the expiration or termination of this Agreement for any reason whatsoever.

10.6

Public announcements. During the term of this Agreement, no public announcement concerning the existence of, terms, or subject matter of this Agreement shall be made, either directly or indirectly, by any Party, without first obtaining the prior written approval of the other Party and agreement upon the nature and text of such public announcement; such agreement and approval shall not be unreasonably withheld or delayed. Each Party agrees that it shall co-operate fully with the other with respect to all disclosures regarding this Agreement to any governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure.

10.7

Applicable laws. Nothing in this Agreement shall be construed as preventing or in any way inhibiting either Party from complying with Applicable Laws governing activities and obligations undertaken pursuant to this Agreement, in any manner which it reasonably deems appropriate, including, for example, by disclosing to Regulatory Authorities Confidential Information or other information received from the other Party, subject to Section 10.3(d) and 11.6.

10.8

Scientific Publications. BII acknowledges that CENTREXION may have a legitimate interest to publish in a journal, paper or magazine or to present at professional meetings or to make similar disclosures of the Development Data or other information relating to the Compounds and Products generated by BII (“Scientific Publications”). Such Scientific Publications shall comply with widely accepted scientific standards. BII’s contribution shall be acknowledged in any Scientific Publication by co-authorship or acknowledgment, whichever is appropriate in accordance with customary scientific practice. In case of joint publications, the citation order and respective functions of the authors (e.g. first author, last author, corresponding author) shall be determined in good faith by the Parties, in accordance with the rules applicable in the scientific community.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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11.	WARRANTIES; LIABILITIES; INDEMNIFICATION AND INSURANCE.

11.1	Warranties.

11.1.1	Representations and warranties of each Party. Each of BII and CENTREXION hereby represents and warrants to the other Party hereto that as of the Effective Date:

(a)	it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

(b)

its execution, delivery and performance of this Agreement by such Party does not conflict with any other agreement by which it is bound, and has been duly authorized by all requisite corporate action and does not require any shareholder action or approval; and

(c)	it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

Furthermore, each of BII and CENTREXION hereby covenants to the other Party that it shall at all times comply with all Applicable Laws relating to its activities under this Agreement.

11.1.2	Representations and warranties of BII. Subject to the disclosures in Exhibit 11.1 hereto, BII hereby represents and warrants that, as of the Effective Date:

(a)

to its knowledge, it Controls (free and clear of any liens, mortgages, security interests, charges, encumbrances or otherwise) the entire right, title and interest in the Assigned Patents and the Licensed Know-How;

(b)	it has the right to enter into this Agreement and to grant the licenses contained herein;

(c)

it has no knowledge of (i) any Intellectual Property of a Third Party that would be infringed by the practice of the Assigned Patents and the Licensed Know-How and could reasonably be considered a material impediment of the rights granted herein; or (ii) any correspondence from any Third Party notifying it of such potentially relevant issued patents Controlled by such Third Party; and

(d)	to its knowledge, there are no Third Party Licenses; and

(e)

to its knowledge it has not received any claims or correspondence from any Third Party asserting that the development or commercialization of the Compounds would constitute an infringement or misappropriation of such intellectual property owned or controlled by a Third Party.

11.1.3

Diligence warranty of CENTREXION. CENTREXION acknowledges and agrees that BII has answered all questions of CENTREXION relating to the due diligence of the Compounds and Products, and CENTREXION warrants that it has diligently reviewed all such information, including information relating to the Assigned Patents and Licensed Know-How, the Compounds and the Products provided by BII.

11.1.4

Disclaimer. Except as specifically and expressly set forth in this Section 11, each Party makes no representation or warranty and specifically disclaims any guarantee, express or implied, relating to the Assigned Patents and the Licensed Know-How, or any other information disclosed, revealed or otherwise made available to the other Party under this Agreement or otherwise, including, but not limited to any representation or warranty that the Development of

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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the Compounds and Products will be successful, in whole or in part, that the Assigned Patents and Licensed Know-How will be suitable for exploitation or that the Compounds and Products conform to the requirements of any Applicable Laws. Subject only to Section 11.1.2 above, BII expressly disclaims any warranties or conditions, express, implied, statutory or otherwise with respect to the Assigned Patents and Licensed Know-How, the Compounds and Products, including any warranty of merchantability, fitness for a particular purpose or non-infringement.

11.2

Limitation of Liability. Except in the case of willful or intentional misconduct or gross negligence, neither Party shall be liable to the other Party for any indirect, punitive or consequential damages, whether based on contract or tort, or arising under Applicable Law or otherwise.

11.3	Indemnification.

11.3.1

BII’s obligations to indemnify. BII shall indemnify, defend and hold CENTREXION, its Affiliates, and its and their employees, agents, officers, and directors (individually and/or collectively referred to hereinafter as a “Centrexion Party”) harmless from and against any and all losses, liabilities, damages, expenses or fees paid or payable by CENTREXION or a Centrexion Party to a Third Party (collectively, “Centrexion Losses”) to the extent that such Centrexion Losses result from or arise in connection with a claim, suit or other proceeding made or brought by a Third Party against CENTREXION or a Centrexion Party (a “Centrexion Claim”) based on, resulting from, or arising in connection with:

(a)	any material breach of any of BII’s representations or warranties set forth in this Agreement;

(b)	any other grossly negligent, willful or intentional misconduct, error or omission on the part of BII, or any officer, director, employee, agent or representative of BII;

provided, however, that BII shall not be obligated to indemnify, defend or hold harmless CENTREXION or a Centrexion Party from any Centrexion Claim or for any Centrexion Loss incurred by CENTREXION or a Centrexion Party to the extent CENTREXION is responsible for indemnifying, defending and holding BII and BII Parties harmless for such Claims as set forth in Section 11.3.2.

11.3.2

CENTREXION’s obligations to indemnify. CENTREXION shall indemnify, defend and hold BII, its Affiliates and its and their officers, directors, trustees, agents and employees (individually and/or collectively referred to herein as an “BII Party”) harmless from and against any and all losses, liabilities, damages, expenses or fees paid or payable by BII or a BII Party to a Third Party (collectively, “BII Losses”) to the extent that such BII Losses result from or arise in connection with a claim, suit or other proceeding made or brought by a Third Party against BII or a BII Party (an “BII Claim”) based on, resulting from, or arising in connection with:

(a)	any material breach of any of CENTREXION’s obligations, representations, warranties or covenants set forth in this Agreement;

(b)	any other grossly negligent, willful or intentionally wrongful act, error or omission on the part of CENTREXION, or any officer, director, employee, agent or representative of CENTREXION;

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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(c)	any claim that the Development, Manufacture and/or Commercialization of a Compound or a Product fails to conform to the requirements of any Applicable Laws;

(d)	any product liability claim regarding the Products to the extent Commercialized by CENTREXION; or

(e)

any Third Party claim regarding an allegation that the Manufacture or Commercialization by CENTREXION of Compounds or Products pursuant to and consistent with the provisions of this Agreement infringes such Third Party’s Intellectual Property;

provided, however, that CENTREXION shall not be obligated to indemnify, defend or hold harmless BII or an BII Party from any BII Claim or for any BII Loss incurred by BII or an BII Party to the extent BII is responsible for indemnifying, defending and holding CENTREXION and Centrexion Parties harmless for such Claims as set forth in Section 11.3.1.

11.3.3	Indemnification procedures.

(a)

Each indemnified Party shall notify the indemnifying Party (and in reasonable detail) of the Claim within [***] after receipt by such indemnified Party of notice of the CENTREXION Claim or BII Claim, as the case may be, or otherwise becoming aware of the existence or threatened existence thereof (such CENTREXION Claim or BII Claim being referred to as a “Claim”). Failure to give such notice shall not constitute a defense, in whole or in part, to any Claim by an indemnified Party hereunder except to the extent the rights of the indemnifying Party are materially prejudiced by such failure to give notice. The indemnifying Party shall notify in English the indemnified Party of its intentions as to the defense of the Claim or potential Claim within [***] after receipt of notice of the Claim. If the indemnifying Party assumes the defense of a Claim against an indemnified Party, the indemnifying Party shall have no obligation or liability under this Section 11 as to any Claim for which settlement or compromise of such Claim or an offer of settlement or compromise of such Claim is made by an indemnified Party without the prior written consent of the indemnifying Party, which consent shall not be unreasonably withheld.

(b)

The indemnifying Party shall assume exclusive control of the defense and settlement (including all decisions relating to litigation, defense and appeal) of any such Claim (so long as it has confirmed its indemnification obligation responsibility to such indemnified Party under this Section 11.3 with respect to a given Claim); provided, however, that the indemnifying Party may not settle such Claim in any manner that would require payment by the indemnified Party, or would materially adversely affect the rights granted to the indemnified Party hereunder, or would materially conflict with the terms of this Agreement, or adversely affect other products, without first obtaining the indemnified Party’s prior written consent, which consent shall not be unreasonably withheld.

(c)

The indemnified Party shall reasonably cooperate with the indemnifying Party in its defense of the Claim (including, without limitation, making documents and records available for review and copying and making persons within its control available for pertinent testimony in accordance with the confidentiality provisions of Section 10, and neither Party shall be required to divulge privileged material to the other) at the indemnifying Party’s expense. If the indemnifying Party assumes defense of the Claim, an indemnified Party may participate in, but not control, the defense of such Claim using attorneys of its choice and at its sole cost and expense, with such cost and expense not being covered by the indemnifying Party. If an indemnifying Party does not agree

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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to assume the defense of the Claim asserted against the indemnified Party (or does not give notice that it is assuming such defense), or if the indemnifying Party assumes the defense of the Claim in accordance with this Section 11.3 yet fails to defend or take other reasonable, timely action, in response to such Claim asserted against the indemnified Party, the indemnified Party shall have the right to defend or take other reasonable action to defend its interests in such proceedings, and shall have the right to litigate, settle or otherwise dispose of any such Claim; provided, however, that no Party shall have the right to settle a Claim in a manner that would adversely affect the rights granted to the other Party hereunder, or would materially conflict with this Agreement, or would require a payment by the Party, or adversely affect the Party (its Affiliates) or its products in or outside the territory, without the prior written consent of the Party entitled to control the defense of such Claim, which consent shall not be unreasonably withheld.

11.3.4

Insurance. CENTREXION shall obtain and maintain during the term of this Agreement reasonable and adequate general liability insurance, patients insurance and product liability insurance. CENTREXION shall provide to BII written proof of the existence of such insurance upon request.

12.	TERM AND TERMINATION; CONSEQUENCES OF TERMINATION.

12.1	Term and Termination.

12.1.1

Term. This Agreement shall become effective as of the Effective Date and shall expire on a Product-by-Product and country-by-country basis upon the expiration of the last payment obligation by CENTREXION.

12.1.2	Termination for convenience. CENTREXION shall have the right to terminate this Agreement at its own discretion at any time by providing [***] prior written notice to BII.

12.1.3	Termination for cause.

(a)

In the event that either Party (“Breaching Party”) commits a material breach or default of any of its obligations hereunder, such material breach to include a breach by CENTREXION of the Development and diligence obligations under Section 4, the other Party hereto (“Non-Breaching Party”) may give the Breaching Party written notice of such material breach or default, and shall request that such material breach or default be cured as soon as reasonably practicable. Subject to Section 12.1.4, in the event that the Breaching Party fails to cure such breach or default within [***] after the date of the Non-Breaching Party’s written notice thereof (in the event of default of payment within [***] after the date of the Non-Breaching Party’s notice), the Non-Breaching Party may terminate this Agreement by giving written notice of termination to the Breaching Party. In the event the Breaching Party indicates in writing that it will be unable or is unwilling to cure the breach, this Agreement may be terminated by the Non-Breaching Party with immediate effect.

(b)

BII may terminate this Agreement in the event CENTREXION or any of its Affiliates directly or indirectly challenges the validity of the Assigned Patents in a legal proceeding or supports a Third Party in the challenge of an Assigned Patent in a legal proceeding (in each case before a court of competent jurisdiction). In the event a Sublicensee of CENTREXION challenges the validity of an Assigned Patent, BII may terminate this Agreement hereunder, if CENTREXION does not terminate such sublicense agreement with immediate effect.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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12.2	Consequences of Termination.

12.2.1

Expiration. Upon expiration of this Agreement, CENTREXION shall, on a Product-by-Product and country-by-country basis, retain a perpetual, fully paid-up, non-exclusive and cost-free right to use the Licensed Know-How solely for the Products in such country and in the Field.

12.2.2	Termination for convenience by CENTREXION or for cause by BII. If this Agreement is terminated by CENTREXION in accordance with Section 12.1.2 or by BII in accordance with Section 12.1.3,

(a)	CENTREXION shall no longer have any right to use the Assigned Patents and ownership of all Assigned Patents shall automatically transfer back to BII;

(b)	CENTREXION’s licenses under Section 2 of this Agreement shall automatically lapse and all of BII’s rights to the Licensed Know How automatically revert back to BII; and

(c)

CENTREXION shall retain a right to distribute and sell its existing inventory of the Products for a period of not more than [***] following the date of the effective termination hereof, subject to CENTREXION’s continuing obligation to pay sales milestones and Royalties with respect to the Net Sales derived from the distribution and sale of such existing inventory of the Products, in accordance with the requirements of Section 8 hereof.

(d)

BII shall have the right to request in writing within [***] after the effective date of such termination, at CENTREXION’s cost and expense, solely to the extent reasonably necessary for BII to continue the Development, Manufacture and Commercialization of the Products:

(i)

a complete set of all Development Data, in particular IND/regulatory dossiers, to be provided in original form (i.e., with the relevant signatures and as suitable for submission for Regulatory Approval) and other Know How of CENTREXION regarding the Compounds and the Products and requested by BII, such Development Data and other Know How to also be provided in electronic form within [***] after receipt of such notice;

(ii)	the transfer of Regulatory Approvals, pricing approvals and reimbursement agreements held by CENTREXION, its Affiliates or Sublicensees;

(iii)

if Regulatory Approvals have not been obtained by CENTREXION, its Affiliates or Sublicensees, that CENTREXION(i) either transfers to BII all applications to Regulatory Authorities, i.e. the Investigational New Drug Application (IND) and the status of an application for the Regulatory Approvals and notifies the competent Regulatory Authority thereof and supplies BII with all documents already prepared by CENTREXION, its Affiliates or Sublicensees for the filing of applications for Regulatory Approvals (with CENTREXION using all efforts to promptly undertake such actions), or (ii) applies for the closing of any application with the Regulatory Authorities; and

(iv)

the grant of a non-exclusive, cost-free, perpetual, worldwide, transferrable and sublicenseable (in multiple tiers) license to the Results and Background IP of CENTREXION, to the extent such Results and Background IP of CENTREXION have been used, or are necessary, for the Development, Manufacture and/or Commercialization of the Products, in each instance for the continued Development, Manufacture and Commercialization of Products.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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CENTREXION shall ensure that its Affiliates and Sublicensees grant respective licenses to Results and Background IP to BII.

12.2.3

Termination for cause by Centrexion. If this Agreement is terminated by CENTREXION in accordance with Section 12.1.3, CENTREXION shall elect to either (i) terminate the Agreement and pursue whatever remedies may be available to CENTREXION hereunder or at law or in equity or (ii) continue the Agreement; provided that the Agreement shall automatically be amended, with no action required by either Party, such that CENTREXION’s obligations hereunder shall terminate except for its obligations under Sections 6.2, 7, 8, 9, 10 and 11, and the licenses granted by BII to CENTREXION hereunder shall continue in full force and effect, on a perpetual, irrevocable basis, sublicenseable in multiple tiers, in accordance with Section 2, and subject to CENTREXION’s payment of the payments specified in Section 9.

12.2.4

Accrued payment claims. Termination of this Agreement for any reason whatsoever shall not relieve CENTREXION of its obligations to pay all Royalties and other amounts payable to BII which have accrued prior to, but remain unpaid as of, the date of expiration or termination hereof, or which accrue thereafter, in accordance with Section 12.2.2(c) hereof. Upon termination of this Agreement any accrued payment obligations shall become immediately due and payable.

12.2.5

Termination for cause. Termination of this Agreement in accordance with Section 12.1.3 shall not affect or impair the Non-Breaching Party’s right to pursue any legal remedy, including the right to recover damages, for any harm suffered or incurred by the Non-Breaching Party as a result of such breach or default.

12.2.6	Survival. Sections 1, 6, 8, 10, 11, 12, and 14 shall survive the expiration or termination of this Agreement.

13.	GOVERNMENT APPROVALS.

Government approvals. As of and after the Effective Date, CENTREXION and BII will reasonably cooperate and use respectively all Commercially Reasonable Efforts to obtain all approvals required and make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated hereby.

14.	GENERAL PROVISIONS.

14.1

Assignment. Neither Party shall have the right or the power to assign any of its rights or obligations under this Agreement, without the prior written consent of the other Party, except that it may assign this Agreement to the successor to all or substantially all of the assets of such assigning Party as are relevant to this Agreement.

14.2

Force majeure. If the performance of any part of this Agreement by either Party, or any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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interference or delay, provided that the affected Party shall use its Commercially Reasonable Efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

14.3

Notices. All notices hereunder shall be in writing in the English language and shall be delivered by personal delivery, by registered mail / international courier, or by facsimile and confirmed by registered mail / international courier on the next Business Day after the transmission, and shall be deemed given (a) on the date of delivery if delivered by personal delivery on a Business Day; (b) on the third Business Day from and including the day of sending in the case of a delivery by registered mail / international courier; or (c) on the next Business Day following the day of transmission in the case of a delivery by facsimile (confirmed by a copy sent as provided above). All notices shall be given:

if to BII, addressed to:

Boehringer Ingelheim International GmbH

[***]

[***]

Binger Str. 173

55216 Ingelheim

Germany

Telephone: [***]

Facsimile: [***]

With a copy to:

[***]

Address as above

if to CENTREXION, addressed to:

[***]

CENTREXION Therapeutics Corporation

509 South Exeter Street, Suite 202

Baltimore, Maryland 21202

U.S.A.

Email: [***]

Telephone: [***]

Facsimile: [***]

14.4

Governing law. This Agreement and all disputes arising hereunder, shall be exclusively governed by, and interpreted and enforced in accordance with the laws of Switzerland, without regard to its conflict of law rules.

14.5	Jurisdiction. Exclusive jurisdiction shall lie with the courts in Zurich, Switzerland.

14.6

Severability. If any provision of this Agreement is determined by any court or administrative tribunal of competent jurisdiction to be invalid or unenforceable, the Parties shall negotiate in good faith a replacement provision that is commercially equivalent, to the maximum extent

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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permitted by Applicable Laws, to such invalid or unenforceable provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement. Nor shall the invalidity or unenforceability of any provision of this Agreement in one country or jurisdiction affect the validity or enforceability of such provision in any other country or jurisdiction in which such provision would otherwise be valid or enforceable.

14.7

Entire Agreement and Amendments. This Agreement, together with all Exhibits attached hereto, constitutes the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof, provided, however, that confidentiality agreements between of the Parties regarding the subject matter hereto and entered into before the Effective Date, including the confidential disclosure agreement entered into by and between the Parties dated [to be completed], shall remain effective with respect to information exchanged between the Parties before the Effective Date. No modification or amendment of this Agreement shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties; this shall also apply to any change of this Section.

14.8

Waivers. The failure by either Party hereto to assert any of its rights hereunder, including the right to terminate this Agreement due to a breach or default by the other Party hereto, shall not be deemed to constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

14.9

Independent Contractors. The Parties are independent contractors and this Agreement shall not constitute or give rise to an employer-employee, agency, partnership or joint venture relationship among the Parties and each Party’s performance hereunder is that of a separate, independent entity.

14.10	Headings. The headings are placed herein merely as a matter of convenience and shall not affect the construction or interpretation of any of the provisions of this Agreement.

- signature page follows -

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, this Agreement has been signed by the Parties hereto in two originals, each Party acknowledging receipt of one original.

Boehringer Ingelheim International GmbH		CENTREXION Therapeutics Corporation

By:	/s/ Jürgen Beck	By:	/s/ Kerrie Brady
Name:	Jürgen Beck	Name:	Kerrie Brady
Title:	Authorized Signatory	Title:	Chief Business Officer

By:	/s/ Dorothee Schwall-Rudolph
Name:	Dorothee Schwall-Rudolph
Title:	Authorized Signatory

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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Exhibit 1.4 Assigned Patents

Patent portfolio of the SSTR4 program

Patent Family: [***]

Title: [***]

Country/Docket	Filing date	Application no.	Publication no.	Status
[***]	[***]	[***]	[***]	[***]

Patent Family: [***]

Title: [***]

Country / Docket	Filing date	Application no.	Publication no.
[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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Patent portfolio of the CCR2 program

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patent number
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

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Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patent number
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patent number
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent portfolio of the CB2 program

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patent number
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Exhibit 1.25 Development Compounds

CCR2 (BI 416970)

CB2 (BI 1206016)

SSTR4 (BI 440290)

SSTR4BU (BI443438)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Exhibit 2.1 Assignment Form

PATENT ASSIGNMENT

THIS ASSIGNMENT is made on “DATE” between

Boehringer Ingelheim International GmbH (“BII”), a German limited liability company, with offices at Binger Straße 173, 55216 Ingelheim am Rhein, Germany

And

Centrexion Therapeutics Corporation (“CENTREXION”), a Delaware Corporation, with offices at 509 South Exeter Street, Baltimore, Maryland 21202, U.S.A

WHEREAS BII owns and controls certain patents and patent applications related to SSTR4 agonists, CCR2 antagonists and CB2 agonists.

NOW THEREFORE in consideration of the premises contained herein and for other valuable consideration that has been exchanged, CENTREXION requests and the BII HEREBY ASSIGNS to CENTREXION, who accepts, the Patents (which are the patents and patent applications listed on the attached Annex 1 and all other patents and patent applications in any country that (i) claim priority to a patent or patent application listed on the attached Annex 1 or (ii) have a common priority with a patent or patent application listed on the attached Annex 1), all rights to claim priority from any of the Patents, all the right, title and interest therein and to all inventions disclosed therein, and all the rights, powers and privileges conferred on the proprietor thereof by the grant of the Patents, including the right to sue for damages and other remedies in respect of any infringement of the Patents which may have occurred prior to the date hereof TO HOLD the same unto the Assignee absolutely.

AND BII hereby gives explicit consent to CENTREXION to register and record the transfer of ownership right with the respective intellectual property offices worldwide.

In consideration for the above assignment, the CENTREXION has paid to BII the amount of EUR 1 (+ VAT, if applicable), receipt of which is acknowledged by BII.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

This Agreement shall be governed by and construed in accordance with German law.

EXECUTED the date and year first above written

Boehringer Ingelheim International GmbH

Ingelheim, Date

by

ppa.		ppa.
Authorized Signatories

Centrexion Therapeutics Corporation
by

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Annex 1

Patent portfolio of the SSTR4 program

Patent Family: [***]

Title: [***]

Country / Docket	Filing date	Application no.	Publication no.	Status
[***]	[***]	[***]	[***]	[***]

Patent Family: [***]

Title: [***]

Country / Docket	Filing date	Application no.	Publication no.
[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent portfolio of the CCR2 program

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patentnumber
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patentnumber
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent family [***]

Title:    [***]

Country / Docket	Application date	Application number	Publication number	Patentnumber
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Patent portfolio of the CB2 program

Patent family [***]

Title: [***]

Country / Docket	Application date	Application number	Publication number	Patent number
[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

Exhibit 4.2 Development Plan

[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested Centrexion Therapeutics Corporation

STRICTLY CONFIDENTIAL AND ATTORNEY-CLIENT-PRIVILEGED

DRAFT - BII - CENTREXION - PATENT ASSIGNMENT AND LICENSING AGREEMENT

	Proposed Indication at Start of Development	Phase 1 (first patient in)	Phase 2a (first patient in)	Phase 2b (first patient in)	Phase 3 (first patient in)	NDA filing
BI-CCR2	OA pain	[***]	[***]	[***]	[***]	[***]
BI-CB2	Neuropathic pain	[***]	[***]	[***]	[***]	[***]
BI-SSTR4	Chronic pain	[***]	[***]	[***]	[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.